Line of Credit, Related Parties	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Line of Credit, Related Parties

The Company entered into a line of credit agreement with a member of the board of directors and an existing shareholder at December 29, 2017. The agreement established a line of credit in the amount of $370,000 with an annualized interest rate of 6%. On November 12, 2018, the Company entered into an amendment to the line of credit agreement. The line of credit was increased to $1,000,000 with an annualized interest rate of 6%. The line of credit may be called for payment upon demand of the holder. The line of credit, related parties had an aggregate outstanding balance of $883,224 and $370,179 as of December 31, 2018 and 2017, respectively.

Interest expense on line of credit, related parties totaled $33,724 and $179 for the years ended December 31, 2018 and 2017, respectively.